COLUMBIA INTERMEDIATE BOND FUND

                 Supplement to Prospectus dated November 1, 2003


The section entitled Portfolio Managers under the heading MANAGING THE FUND is revised in its entirety as follows:

Mark E. Newlin, a senior vice president of Columbia Management Advisors, Inc. (Columbia Management), is the lead manager for the Fund and has co-managed the Fund since May, 2004. Mr. Newlin has been associated with Columbia Management since August, 2003. Prior to joining Columbia Management in August, 2003, Mr. Newlin was director of fixed income at Harris Investment Management from March, 1994 to March, 2003.

Steven P. Luetger, a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since May, 2004. Mr. Luetger has been associated with Columbia Management or its predecessors since March, 1978.

Thomas A. LaPointe, CFA, a vice president of Columbia Management and a member of its High Yield Portfolio Management Team, has co-managed the Fund since March, 2003. Mr. LaPointe joined Columbia Management in Feburary, 1999 as a senior member of the Fixed Income Department's research group and has provided high yield analytical support to mutual funds investing in the metals, gaming and European telecom industries. Prior to joining Columbia Management, Mr. LaPointe was a convertible arbitrage analyst at the Canadian Imperial Bank of Commerce from April, 1998 to February, 1999, and a high yield analyst at AIG Global Investment Corp. from 1994 to 1998.




713-36/918R-0504                                                 May 17, 2004

                              Columbia Income Fund
                 Supplement to Prospectus Dated November 1, 2003
                   (Replacing Supplement dated March 15, 2004)

1. The section "Porfolio Managers" is revised in its entirety as follows

PORTFOLIO MANAGERS

Mark E. Newlin, a senior vice president of the Columbia Management Advisors, Inc. (Columbia Management), is the lead manager for the Fund and has co-managed the Fund since May, 2004. Mr. Newlin has been associated with Columbia Management since August, 2003. Prior to joining Columbia Management in August, 2003, Mr. Newlin was director of fixed income at Harris Investment Management from March, 1994 to March, 2003.

Steven P. Luetger, a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since May, 2004. Mr. Luetger has been associated with Columbia Management or its predecessors since 1978.

Kevin L. Cronk, a vice president of the Columbia Management is a co-manager of the Fund and has co-managed the Fund since March 2003. Mr. Cronk joined an affiliate of Columbia Management in August 1999 as a senior research analyst specializing in the chemicals, healthcare and telecom industries. Prior to joining Columbia Management, Mr. Cronk was an investment associate in the High Yield Group at Putnam Investments from May 1996 to July 1999.

Thomas A. LaPointe, a vice president of Columbia Management, is a co-manager of the Fund and has co-managed the Fund since March 2003. Mr. LaPointe joined Columbia Management in February 1999 as a senior member of the Fixed Income Department's research group. Prior to joining Columbia Management, Mr. LaPointe was a convertible arbitrage analyst at the Canadian Imperial Bank of Commerce from April 1998 to February 1999.

2. The disclosure under the heading "How to Exchange Shares" is revised in its entirety as follows:

    You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. Each Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage each Fund. See "Fund Policy on Trading of Fund Shares" for each Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

3. The disclosure under the heading "Fund Policy on Trading of Fund Shares" is revised in its entirety as follows:

    Purchases and exchanges should be made for investment purposes only. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

    Right to Reject or Restrict Orders and Close Accounts. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading.

    Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.

     751-36/919R-0504                                           May 17, 2004